UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 9, 2009

BRAND NEUE CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53318	98-0560939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 S.E. Executive Drive, Suite 13 Bentonville, Arkansas	72712
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 845-0109

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 to Brand Neue Corp. (the “Registrant”) current report on Form 8-K originally filed with the Securities and Exchange Commission on August 27, 2009 is in response to a comment letter received from the Securities Exchange Commission regarding the Registrant’s former auditors, Moore & Associates, Chartered (“Moore”).

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 3, 2009, Board of Directors of the Registrant dismissed Moore, its independent registered public account firm. On the same date, August 3, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm.  The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended March 31, 2009 a going concern qualification in the registrant's audited financial statements.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.

The Registrant requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  Due to the circumstances set forth above, the Company has not been successful in obtaining a new consent letter from Moore for this Amendment No.1 to Form 8-K.

As disclosed in our Form 8-K filed August 27, 2009, the Registrant dismissed Seale and Beers, CPAs as its independent accountant and engaged Madsen & Associates CPA’s Inc. as its independent accountant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

16.1   Due to the circumstances set forth above, the Company was unable to obtain a new consent letter for this Amendment No. 1 to Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND NEUE CORP.

Date: September 9, 2009	By:	/s/ Deborah Appana
Deborah Appana
Director